Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information
as of March 31, 2008
(unaudited)

The following financial supplement is provided to assist in your understanding of PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - March 31, 2008

PartnerRe Ltd.
Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings available to Common Shareholders (Operating Earnings), Diluted Operating Earnings per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE) (non-GAAP financial measures): The Company uses Operating Earnings, Diluted Operating Earnings per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings exclude the impact of net realized gains and losses on investments, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings per Common Share using Operating Earnings for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings for the period divided by the common shareholders’ equity as of the beginning of the period. Operating Earnings and Diluted Operating Earnings per Common Share should not be viewed as a substitute for Net Income or Diluted Net Income per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Diluted Book Value excluding NURGL) (non-GAAP financial measure): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates on the unrealized gains and losses on investments (net of tax). The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital (non-GAAP financial measure): The Company calculates total capital as the sum of total shareholders’ equity, long-term debt and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.
Consolidated Income Statements
(Expressed in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Revenues
Gross premiums written	$1,439,332	$722,700	$877,943	$907,758	$1,301,763	$3,810,164	$3,733,920

Net premiums written	$1,411,564	$714,376	$873,474	$898,686	$1,270,573	$3,757,109	$3,689,548
(Increase) decrease in unearned premiums	(501,811)	275,382	182,921	(9,409)	(428,531)	20,362	(22,280)
Net premiums earned	909,753	989,758	1,056,395	889,277	842,042	3,777,471	3,667,268
Net investment income	137,010	137,771	135,577	130,894	119,017	523,259	449,401
Net realized investment gains (losses)	25,112	(16,510)	(3,103)	(53,647)	768	(72,492)	47,160
Other income (loss)	1,639	(14,530)	5,445	(8,911)	517	(17,479)	23,555
Total revenues	1,073,514	1,096,489	1,194,314	957,613	962,344	4,210,759	4,187,384

Expenses
Losses and loss expenses and life policy benefits	589,668	517,557	562,132	524,038	478,734	2,082,461	2,111,337
Acquisition costs	204,238	227,222	215,456	206,313	200,724	849,715	849,241
Other operating expenses	92,280	88,481	79,073	79,947	78,985	326,486	309,544
Interest expense	11,896	13,374	13,649	13,484	13,510	54,017	61,387
Net foreign exchange losses (gains)	4,798	(1,568)	3,567	9,308	4,246	15,552	23,204
Total expenses	902,880	845,066	873,877	833,090	776,199	3,328,231	3,354,713

Income before taxes and interest in earnings (losses) of equity investments	170,634	251,423	320,437	124,523	186,145	882,528	832,671
Income tax expense	42,726	4,303	34,825	22,716	19,904	81,748	95,305
Interest in earnings (losses) of equity investments	1,112	(66,517)	(22,691)	3,214	3,025	(82,968)	11,966
Net income	$129,020	$180,603	$262,921	$105,021	$169,266	$717,812	$749,332

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631	$34,525	$34,525

Operating earnings available to common shareholders	$110,211	$257,369	$274,198	$135,951	$154,924	$822,442	$656,382

Comprehensive income, net of tax	$190,197	$233,897	$387,271	$82,613	$184,910	$888,692	$784,898

Per Share Data:
Earnings per common share:
Basic operating earnings	$2.03	$4.69	$4.90	$2.40	$2.72	$14.66	$11.55
Net realized investment gains (losses), net of tax	0.17	(0.35)	0.05	(0.76)	0.05	(1.00)	0.82
Interest in earnings (losses) of equity investments, net of tax	0.02	(1.21)	(0.40)	0.06	0.05	(1.48)	0.21
Basic net income	$2.22	$3.13	$4.55	$1.70	$2.82	$12.18	$12.58

Weighted average number of common shares outstanding	54,248.3	54,892.7	55,906.6	56,682.8	56,960.3	56,104.4	56,822.5

Diluted operating earnings	$1.98	$4.55	$4.78	$2.34	$2.66	$14.29	$11.36
Net realized investment gains (losses), net of tax	0.16	(0.34)	0.05	(0.74)	0.05	(0.98)	0.80
Interest in earnings (losses) of equity investments, net of tax	0.02	(1.17)	(0.39)	0.06	0.05	(1.44)	0.21
Diluted net income	$2.16	$3.04	$4.44	$1.66	$2.76	$11.87	$12.37

Weighted average number of common and common share equivalents outstanding	55,711.2	56,578.5	57,329.2	58,148.7	58,200.2	57,557.9	57,802.8

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,		December 31,		December 31,
	2008		2007		2007		2007		2007		2006		2005

Assets
Total investments	$11,691,038		$10,917,341		$10,695,174		$9,890,107		$9,860,401		$9,689,937		$8,577,360
Cash and cash equivalents	497,567		654,895		834,259		1,052,192		1,099,323		988,788		1,001,378
Accrued investment income	179,611		176,386		147,399		170,541		169,387		157,923		143,548
Reinsurance balances receivable	2,135,239		1,449,702		1,774,779		1,899,596		1,995,587		1,573,566		1,493,507
Funds held by reinsured companies	954,421		1,083,036		1,097,801		989,702		981,927		1,002,402		970,614
Deferred acquisition costs	750,627		641,818		660,831		644,653		617,710		542,698		437,741
Other assets	1,082,416		1,113,771		1,036,645		1,018,747		1,021,209		992,911		1,119,982
Total assets	$17,290,919		$16,036,949		$16,246,888		$15,665,538		$15,745,544		$14,948,225		$13,744,130

Liabilities
Unpaid losses and loss expenses	$7,573,371		$7,231,436		$7,110,240		$6,944,959		$6,926,221		$6,870,785		$6,737,661
Policy benefits for life and annuity contracts	1,600,447		1,541,687		1,622,564		1,494,205		1,500,249		1,430,691		1,223,871
Unearned premiums	1,837,778		1,267,873		1,535,611		1,694,517		1,675,348		1,215,624		1,136,233
Reinsurance balances payable	155,133		119,853		194,438		122,275		122,808		115,897		127,607
Debt obligations	877,605		877,605		877,605		877,605		877,605		877,605		826,186
Other liabilities	773,981		676,938		681,207		594,735		736,369		651,776		599,785
Total liabilities	12,818,315		11,715,392		12,021,665		11,728,296		11,838,600		11,162,378		10,651,343

Total shareholders' equity	4,472,604		4,321,557		4,225,223		3,937,242		3,906,944		3,785,847		3,092,787

Total liabilities and shareholders' equity	$17,290,919		$16,036,949		$16,246,888		$15,665,538		$15,745,544		$14,948,225		$13,744,130

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$72.84		$70.07		$66.74		$60.49		$59.73		$57.22		$45.35
Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all stock-based awards)	$70.93		$67.96		$65.07		$58.96		$58.45		$56.07		$44.57

Number of Common and Common Share Equivalents Outstanding	55,725.7		55,936.4		56,938.8		57,959.6		57,944.3		58,248.8		57,724.1

Capital Structure:
Long-term debt	$620,000	12%	$620,000	12%	$620,000	12%	$620,000	13%	$620,000	13%	$620,000	13%	$620,000	16%
Capital efficient notes(1)	250,000	5	250,000	5	250,000	5	250,000	5	250,000	5	250,000	6	-	-
Trust preferred securities(2)	-	-	-	-	-	-	-	-	-	-	-	-	200,000	5
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	5	290,000	6	290,000	6	290,000	6	290,000	6	290,000	6	290,000	7
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	4	230,000	4	230,000	4	230,000	5	230,000	5	230,000	5	230,000	6
Common shareholders' equity	3,952,604	74	3,801,557	73	3,705,223	73	3,417,242	71	3,386,944	71	3,265,847	70	2,572,787	66
Total Capital	$5,342,604	100%	$5,191,557	100%	$5,095,223	100%	$4,807,242	100%	$4,776,944	100%	$4,655,847	100%	$3,912,787	100%

(1) PartnerRe Finance II, the issuer of the capital efficient notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $257.6 million on its Consolidated Balance Sheets.

(2) Neither the Trust that issued the securities nor PartnerRe Finance I, which owns the Trust, meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $206.2 million on its Consolidated Balance Sheets.

PartnerRe Ltd.
Consolidated Statements of Comprehensive Income
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Net income	$129,020	$180,603	$262,921	$105,021	$169,266	$717,812	$749,332

Change in net unrealized gains or losses on investments, net of tax	8,574	13,243	71,997	(54,167)	6,761	37,834	(20,136)
Change in currency translation adjustment	53,006	35,744	52,702	31,695	8,902	129,043	56,120
Change in unfunded pension obligation, net of tax	(403)	4,307	(349)	64	(19)	4,003	(418)

Comprehensive income	$190,197	$233,897	$387,271	$82,613	$184,910	$888,692	$784,898

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended March 31, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-Life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$332	$375	$354	$198	$1,259	$174	$6	$1,439

Net premiums written	$332	$373	$333	$198	$1,236	$170	$6	$1,412
Increase in unearned premiums	(66)	(172)	(114)	(121)	(473)	(25)	(4)	(502)
Net premiums earned	$266	$201	$219	$77	$763	$145	$2	$910
Losses and loss expenses and
life policy benefits	(171)	(147)	(148)	(2)	(468)	(122)	-	(590)
Acquisition costs	(66)	(52)	(54)	(7)	(179)	(25)	-	(204)
Technical result	$29	$2	$17	$68	$116	$(2)	$2	$116

Other income					1	-	-	1
Other operating expenses					(57)	(9)	(26)	(92)
Underwriting result					$60	$(11)	n/a	$25

Net investment income						13	124	137
Allocated underwriting result (1)						$2	n/a	n/a

Net realized investment gains							25	25
Interest expense							(12)	(12)
Net foreign exchange losses							(4)	(4)
Income tax expense							(43)	(43)
Interest in earnings of equity investments							1	1
Net income							n/a	$129

Loss ratio (2)	64.2%	73.4%	67.7%	2.0%	61.3%
Acquisition ratio (3)	24.9	25.9	24.6	9.1	23.5
Technical ratio (4)	89.1%	99.3%	92.3%	11.1%	84.8%
Other operating expense ratio (5)					7.5
Combined ratio (6)					92.3%

(1) Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2) Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3) Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4) Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5) Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6) Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended March 31, 2007

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-Life Segment	Life Segment	Corporate and Other (A)	Total

Gross premiums written	$296	$332	$305	$212	$1,145	$157	$-	$1,302

Net premiums written	$295	$332	$284	$212	$1,123	$148	$-	$1,271
Increase in unearned premiums	(74)	(155)	(64)	(118)	(411)	(18)	-	(429)
Net premiums earned	$221	$177	$220	$94	$712	$130	$-	$842
Losses and loss expenses and
life policy benefits	(137)	(118)	(99)	(29)	(383)	(96)	-	(479)
Acquisition costs	(57)	(46)	(57)	(10)	(170)	(31)	-	(201)
Technical result	$27	$13	$64	$55	$159	$3	$-	$162

Other income (loss)					2	-	(1)	1
Other operating expenses					(51)	(7)	(21)	(79)
Underwriting result					$110	$(4)	n/a	$84

Net investment income						11	108	119
Allocated underwriting result (1)						$7	n/a	n/a

Net realized investment gains							1	1
Interest expense							(14)	(14)
Net foreign exchange losses							(4)	(4)
Income tax expense							(20)	(20)
Interest in earnings of equity investments							3	3
Net income							n/a	$169

Loss ratio (2)	62.0%	66.8%	45.1%	30.6%	53.8%
Acquisition ratio (3)	25.9	25.9	25.9	10.3	23.8
Technical ratio (4)	87.9%	92.7%	71.0%	40.9%	77.6%
Other operating expense ratio (5)					7.2
Combined ratio (6)					84.8%

(A) The Company reports the results of ChannelRe on a one-quarter lag. The period includes the Company’s share of ChannelRe’s net income in the amount of $3.0 million.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Net premiums written	$1,236	$569	$730	$763	$1,123	$3,185	$3,192

Net premiums earned	$763	$838	$909	$745	$712	$3,203	$3,172

Losses and loss expenses	(468)	(409)	(429)	(407)	(383)	(1,627)	(1,741)
Acquisition costs	(179)	(194)	(193)	(177)	(170)	(734)	(731)
Technical result	$116	$235	$287	$161	$159	$842	$700

Other income	1	-	2	2	2	7	5
Other operating expenses	(57)	(59)	(52)	(52)	(51)	(214)	(206)
Underwriting result	$60	$176	$237	$111	$110	$635	$499

Loss ratio (1)	61.3%	48.8%	47.2%	54.6%	53.8%	50.8%	54.8%
Acquisition ratio (2)	23.5	23.2	21.3	23.7	23.8	22.9	23.1
Technical ratio (3)	84.8%	72.0%	68.5%	78.3%	77.6%	73.7%	77.9%
Other operating expense ratio (4)	7.5	7.0	5.7	7.0	7.2	6.7	6.5
Combined ratio (5)	92.3%	79.0%	74.2%	85.3%	84.8%	80.4%	84.4%

(1) Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2) Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3) Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4) Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5) Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

U.S. sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006
Net premiums written	$332	$218	$279	$229	$295	$1,020	$1,029

Net premiums earned	$266	$264	$273	$241	$221	$999	$1,030

Losses and loss expenses	(171)	(161)	(160)	(150)	(137)	(608)	(725)
Acquisition costs	(66)	(63)	(64)	(56)	(57)	(241)	(243)
Technical result	$29	$40	$49	$35	$27	$150	$62

Loss ratio (1)	64.2%	61.0%	58.6%	62.1%	62.0%	60.8%	70.3%
Acquisition ratio (2)	24.9	23.8	23.3	23.5	25.9	24.1	23.7
Technical ratio (3)	89.1%	84.8%	81.9%	85.6%	87.9%	84.9%	94.0%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	48%	54%	54%	45%	49%	50%	52%
Property	16	7	14	18	16	14	15
Agriculture	16	20	11	17	4	12	12
Multiline	10	7	6	5	17	9	8
Motor	5	6	8	7	7	7	7
Other	5	6	7	8	7	8	6
Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Net premiums written	$373	$127	$151	$127	$332	$738	$760

Net premiums earned	$201	$217	$192	$173	$177	$758	$775

Losses and loss expenses	(147)	(140)	(135)	(131)	(118)	(523)	(505)
Acquisition costs	(52)	(55)	(46)	(44)	(46)	(191)	(209)
Technical result	$2	$22	$11	$(2)	$13	$44	$61

Loss ratio (1)	73.4%	64.4%	70.3%	75.6%	66.8%	69.0%	65.1%
Acquisition ratio (2)	25.9	25.3	24.2	25.6	25.9	25.2	27.1
Technical ratio (3)	99.3%	89.7%	94.5%	101.2%	92.7%	94.2%	92.2%

Distribution of Net Premiums Written by Major Lines of Business:
Property	64%	71%	71%	73%	63%	68%	67%
Casualty	17	13	12	13	17	15	14
Motor	19	16	17	14	20	17	19
Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Net premiums written	$333	$216	$250	$275	$284	$1,026	$991

Net premiums earned	$219	$247	$274	$265	$220	$1,006	$979

Losses and loss expenses	(148)	(122)	(119)	(110)	(99)	(450)	(446)
Acquisition costs	(54)	(66)	(68)	(70)	(57)	(260)	(236)
Technical result	$17	$59	$87	$85	$64	$296	$297

Loss ratio (1)	67.7%	49.4%	43.5%	41.4%	45.1%	44.7%	45.6%
Acquisition ratio (2)	24.6	26.7	24.7	26.2	25.9	25.9	24.1
Technical ratio (3)	92.3%	76.1%	68.2%	67.6%	71.0%	70.6%	69.7%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	11%	21%	18%	20%	11%	17%	20%
Credit/Surety	19	21	20	17	18	19	18
Engineering	16	26	21	20	13	20	17
Marine	12	15	14	11	13	13	12
Specialty casualty	19	6	8	14	19	12	12
Specialty property	15	4	7	5	16	8	8
Other	8	7	12	13	10	11	13
Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Net premiums written	$198	$8	$50	$132	$212	$401	$412

Net premiums earned	$77	$110	$170	$66	$94	$440	$388

Losses and loss expenses	(2)	14	(15)	(16)	(29)	(46)	(65)
Acquisition costs	(7)	(10)	(15)	(7)	(10)	(42)	(43)
Technical result	$68	$114	$140	$43	$55	$352	$280

Loss ratio (1)	2.0%	(12.8)%	8.8%	24.7%	30.6%	10.5%	16.9%
Acquisition ratio (2)	9.1	9.6	9.1	10.0	10.3	9.6	11.1
Technical ratio (3)	11.1%	(3.2)%	17.9%	34.7%	40.9%	20.1%	28.0%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Life segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Net premiums written	$170	$144	$142	$136	$148	$569	$487

Net premiums earned	$145	$151	$147	$143	$130	$571	$487

Life policy benefits	(122)	(109)	(133)	(117)	(96)	(455)	(363)
Acquisition costs	(25)	(33)	(22)	(29)	(31)	(116)	(117)
Technical result	$(2)	$9	$(8)	$(3)	$3	$-	$7

Other operating expenses	(9)	(9)	(8)	(8)	(7)	(33)	(29)
Underwriting result	$(11)	$-	$(16)	$(11)	$(4)	$(33)	$(22)

Net investment income	13	11	16	15	11	54	51
Allocated underwriting result (1)	$2	$11	$-	$4	$7	$21	$29

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	86%	81%	80%	79%	87%	82%	79%
Longevity	12	15	18	19	10	15	19
Health	2	4	2	2	3	3	2
Total	100%	100%	100%	100%	100%	100%	100%

(1) Allocated underwriting result is defined as net premiums earned and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Technical result	$2	$1	$-	$1	$-	$3	$-

Other income (loss)	-	(15)	3	(11)	(1)	(24)	19
Corporate expenses	(22)	(16)	(15)	(19)	(18)	(67)	(62)
Other operating expenses	(4)	(4)	(4)	(1)	(3)	(13)	(13)

Net investment income	124	127	120	115	108	469	398

Net realized investment gains (losses)	25	(17)	(3)	(54)	1	(72)	47
Interest expense	(12)	(13)	(14)	(13)	(14)	(54)	(61)
Net foreign exchange (losses) gains	(4)	2	(3)	(9)	(4)	(15)	(24)
Income tax expense	(43)	(4)	(35)	(23)	(20)	(82)	(95)
Interest in earnings (losses) of equity investments (A)	1	(67)	(23)	3	3	(83)	12

PartnerRe's interest in ChannelRe's net income (loss) (A)	-	(76)	(23)	3	3	(93)	12

(A) The Company reports the results of its equity investments on a one-quarter lag.

PartnerRe Ltd.
Distribution of Premiums
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Distribution of Net Premiums Written by Line of Business:
Non-Life
Property and casualty
Casualty	$220	$134	$168	$118	$202	$621	$638
Property	291	104	146	134	257	641	663
Motor	90	34	49	33	86	203	221
Multiline and other	43	16	21	19	57	118	122
Specialty
Agriculture	68	48	41	52	25	165	167
Aviation/Space	36	47	46	54	30	176	198
Catastrophe	198	8	50	132	212	401	412
Credit/Surety	75	60	66	60	66	252	213
Engineering	53	55	53	56	37	201	171
Energy	15	11	21	21	16	68	78
Marine	41	32	34	31	36	134	118
Specialty casualty	63	13	19	38	54	124	123
Specialty property	49	8	17	15	45	84	79
Life	170	144	142	136	148	569	487
	$1,412	$714	$873	$899	$1,271	$3,757	$3,690

Distribution of Gross Premiums Written by Geography:
Europe	52%	47%	40%	40%	50%	45%	42%
North America	36	41	44	47	38	42	43
Asia, Australia and New Zealand	5	6	6	8	6	6	8
Latin America, Caribbean and Africa	7	6	10	5	6	7	7
	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	70%	65%	69%	72%	68%	69%	69%
Direct	30	35	31	28	32	31	31
	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Distribution of Gross Premiums Written by Treaty Type
Non-Life sub-segment:

U.S.
Non-Proportional	45%	20%	35%	33%	56%	37%	42%
Proportional	55	80	65	67	44	63	58
Total	100%	100%	100%	100%	100%	100%	100%

Global (Non U.S.) P&C
Non-Proportional	36%	8%	16%	10%	41%	25%	25%
Proportional	64	92	84	90	59	75	75
Total	100%	100%	100%	100%	100%	100%	100%

Global (Non U.S.) Specialty
Non-Proportional	26%	6%	12%	14%	26%	15%	17%
Proportional	74	94	88	86	74	85	83
Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	96%	98%	98%	100%	99%	94%
Proportional	2	4	2	2	-	1	6
Total	100%	100%	100%	100%	100%	100%	100%

Non-Life total
Non-Proportional	45%	13%	27%	33%	52%	35%	37%
Proportional	55	87	73	67	48	65	63
Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)
	March 31,		December 31,		September 30,		June 30,		March 31,		December 31,		December 31,
	2008 (1)		2007		2007		2007		2007		2006		2005
Investments:
Fixed maturities
U.S. government	$1,158	10%	$1,239	11%	$1,503	14%	$1,475	15%	$1,473	15%	$1,510	16%	$915	11%
States or political subdivisions of states of the U.S.	-	-	-	-	-	-	-	-	1	-	1	-	6	-
Other foreign governments	3,112	27	2,821	26	2,734	26	2,309	23	1,956	20	1,557	16	1,703	20
Corporates	3,533	30	3,133	29	2,632	25	2,550	26	2,775	28	2,866	29	2,565	30
Mortgage/asset-backed securities	2,573	22	2,306	21	2,101	20	1,839	19	1,912	19	1,902	20	1,498	17
Total fixed maturities	10,376	89	9,499	87	8,970	85	8,173	83	8,117	82	7,836	81	6,687	78
Short-term investments	144	1	97	1	122	1	87	1	81	1	133	1	231	3
Equities	1,100	9	872	8	1,324	12	1,417	14	1,340	14	1,015	11	1,334	15
Trading securities	-	-	399	4	141	1	72	1	197	2	600	6	220	3
Other invested assets	71	1	50	-	138	1	141	1	125	1	105	1	105	1
Total investments	$11,691	100%	$10,917	100%	$10,695	100%	$9,890	100%	$9,860	100%	$9,689	100%	$8,577	100%
Cash and cash equivalents	$498		$655		$834		$1,052		$1,099		$989		$1,001
Total investments and cash	12,189		11,572		11,529		10,942		10,960		10,679		9,579
Maturity distribution:
One year or less	$770	8%	$633	7%	$711	8%	$867	10%	$801	10%	$849	11%	$745	11%
More than one year through five years	3,692	35	3,451	36	3,159	35	2,942	36	2,967	36	2,678	34	2,499	36
More than five years through ten years	3,056	29	2,800	29	2,754	30	2,240	27	2,170	27	2,112	26	1,878	27
More than ten years	429	4	406	4	367	4	372	5	348	4	428	5	298	4
Subtotal	7,947	76	7,290	76	6,991	77	6,421	78	6,286	77	6,067	76	5,420	78
Mortgage/asset-backed securities	2,573	24	2,306	24	2,101	23	1,839	22	1,912	23	1,902	24	1,498	22
Total	$10,520	100%	$9,596	100%	$9,092	100%	$8,260	100%	$8,198	100%	$7,969	100%	$6,918	100%
Credit quality by market value:
AAA	66%		68%		69%		70%		70%		69%		65%
AA	6		6		5		5		5		4		3
A	14		12		12		12		11		13		15
BBB	11		11		11		10		10		10		11
Below Investment Grade/Unrated	3		3		3		3		4		4		6
	100%		100%		100%		100%		100%		100%		100%

Expected average duration	4.0	Yrs	3.9	Yrs	4.0	Yrs	3.9	Yrs	4.1	Yrs	4.1	Yrs	3.3	Yrs
Average yield to maturity at market	4.4%		4.7%		5.0%		5.2%		4.9%		4.9%		4.5%
Average credit quality	AA		AA		AA		AA		AA		AA		AA

(1) On January 1, 2008, the Company adopted SFAS 159. Following the adoption of SFAS 159, the fixed maturities, short-term investments and equities previously classified as available for sale securities are classified as trading securities.

PartnerRe Ltd.
Distribution of Corporate Bonds and Equities
(Unaudited)

	March 31, 2008		March 31, 2008
Distribution by sector - Corporate bonds		Distribution by sector - Equities
Finance	45.7%	Consumer noncyclical	17.3%
Communications	11.7	Industrials	14.2
Consumer noncyclical	10.0	Insurance	13.3
Industrials	6.8	Real estate investment trusts	10.4
Insurance	6.2	Consumer cyclical	10.1
Energy	5.6	Energy	9.3
Consumer cyclical	5.0	Finance	8.3
Technology	3.4	Communications	7.2
Utilities	2.7	Utilities	5.0
Materials	2.1	Technology	4.1
Real estate investment trusts	0.8	Materials	0.8
Total	100.0%	Total	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 18.8% of the Company's total corporate bonds. The single largest issuer accounts for 3.2% of the Company's total corporate bonds.

The Top 10 common stock issuers, excluding equity securities held in mutual funds and exchange traded funds, account for 18.9% of the Company's total equities. The single largest issuer accounts for 2.6% of the Company's total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset -Backed Securities and Private Markets Investments
(Expressed in thousands of U.S. dollars)
(Unaudited)

Fixed Maturities - Mortgage/Asset -Backed Securities by type and by rating

	Rating at March 31, 2008
	AAA	AA	A	BBB	Total

U.S. Asset-Backed Securities	$53,518	$3	$926	$5,832	$60,279
U.S. Collaterized Mortgage Obligations	59,929	-	-	2,789	62,718
U.S. Mortgage Backed Securities (MBS)	2,102,875	-	-	-	2,102,875
U.S. MBS Interest Only	4,378	-	-	-	4,378
Subtotal U.S. mortgage/asset-backed securities	$2,220,700	$3	$926	$8,621	$2,230,250

Non-U.S. Asset-Backed Securities	$21,376	$10,789	$21,042	$17,153	$70,360
Non-U.S. Collaterized Mortgage Obligations	92,100	14,128	-	8,469	114,697
Non-U.S. Mortgage Backed Securities	153,549	-	-	4,322	157,871
Subtotal Non-U.S. mortgage/asset-backed securities	$267,025	$24,917	$21,042	$29,944	$342,928

Total mortgage/asset-backed securities	$2,487,725	$24,920	$21,968	$38,565	$2,573,178

% of total	96.7%	1.0%	0.8%	1.5%	100.0%

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	March 31, 2008
				Net Notional
		Fair Value	Carrying	Amount of	Total Net
	Investments	of Derivatives	Value	Derivatives	Exposures (1)
Private Markets Investments
Principal Finance	$39,062	$(41,782)	$(2,720)	$265,433	$262,713
Insurance-Linked Securities	-	1,963	1,963	17,500	19,463
Strategic Investments	64,270	-	64,270	-	64,270
Total other invested assets - Private Markets Investments	$103,332	$(39,819)	$63,513	$282,933	$346,446

Other	7,821	(440)	7,381

Total other invested assets	$111,153	$(40,259)	$70,894

(1)   The total net exposures originated in Private Markets are $568 million. In addition to the net exposures listed above of $346 million, the Company has the following other net exposures originated in Private Markets:
-   Principal Finance: $36 million of assets listed under Investments - Fixed Maturities and $24 million of limits on transactions that use reinsurance accounting for a total exposure of $322 million.
-   Insurance-Linked Securities: $103 million of bonds listed under Investments - Fixed Maturities and $56 million of limits on transactions that use reinsurance accounting for a total exposure of $178 million.
-   Strategic Investments: $4 million of assets listed under Other Assets for a total exposure of $68 million.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized Investment Gains (Losses) (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008 (1)	2007	2007	2007	2007	2007	2006

Fixed maturities	$119,676	$118,984	$108,522	$99,715	$94,450	$421,672	$333,888
Short-term investments, trading securities, cash and cash equivalents	6,295	14,550	12,424	14,611	14,033	55,618	61,453
Equities	8,360	7,597	9,042	9,683	10,061	36,383	33,163
Funds held and other	8,856	3,122	11,380	11,753	6,084	32,339	40,446
Investment expenses	(6,177)	(6,482)	(5,791)	(4,868)	(5,611)	(22,753)	(19,549)
Net investment income	$137,010	$137,771	$135,577	$130,894	$119,017	$523,259	$449,401

Net realized investment gains (losses) on fixed maturities and short-term investments, excluding other-than-temporary impairments	$45,042	$4,992	$3,251	$(19,759)	$(5,327)	$(16,842)	$(28,100)
Net realized investment (losses) gains on equities, excluding other-than-temporary impairments	(25,780)	23,303	(3,094)	46,767	15,062	82,037	91,149
Other-than-temporary impairments	-	(36,866)	(13,941)	(63,762)	(10,428)	(124,997)	(26,561)
Net realized gains (losses) on trading securities	-	1,562	(8,087)	11,197	13,995	18,667	21,685
Change in net unrealized investment (losses) gains on trading securities	-	(13,981)	2,197	(3,841)	(15,682)	(31,308)	11,359
Net realized and unrealized investment losses on equity securities sold but not yet purchased	-	(391)	(1,036)	(5,251)	(2,720)	(9,398)	(10,484)
Net realized and unrealized (losses) gains on designated hedging activities	-	(1,996)	3,894	3,385	2,200	7,482	10,645
Net realized and unrealized gains (losses) on other invested assets	21,308	16,000	11,547	(18,207)	1,067	10,408	(1,242)
Change in net unrealized investment losses on securities subject to the fair value option under SFAS 159	(15,458)	-	-	-	-	-	-
Net other realized and unrealized investment (losses) gains	-	(9,133)	2,166	(4,176)	2,601	(8,541)	(21,291)
Net realized investment gains (losses)	$25,112	$(16,510)	$(3,103)	$(53,647)	$768	$(72,492)	$47,160

(1) The Company adopted SFAS 159 effective January 1, 2008. For all periods prior to the adoption of SFAS 159, unrealized gains and losses, net of tax, on available for sale securities were recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. Following the adoption of SFAS 159, the Company's available for sale securities have been reclassified as trading securities and all changes in pre-tax unrealized investment gains and losses are recorded in net realized investment gains (losses) in the Consolidated Statements of Operations. Net investment income and net realized investment gains and losses on securities previously classified as trading have been recorded within the related investments classification (fixed maturities or equities) beginning in 2008, and the change in net unrealized investment gains and losses on such securities are included in the caption "Change in net unrealized investment losses on securities subject to the fair value option under SFAS 159".

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)
	As at and for the three months ended					As at and for the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$7,231,436	$7,110,240	$6,944,959	$6,926,221	$6,870,785	$6,870,785	$6,737,661
Reinsurance recoverable at beginning of period	(132,479)	(134,704)	(129,440)	(130,970)	(138,585)	(138,585)	(185,280)
Net liability at beginning of period	7,098,957	6,975,536	6,815,519	6,795,251	6,732,200	6,732,200	6,552,381
Net incurred losses related to:
Current year	584,670	504,483	518,009	513,120	506,140	2,041,752	1,999,730
Prior years	(116,684)	(95,746)	(88,787)	(106,555)	(122,956)	(414,043)	(251,748)
	467,986	408,737	429,222	406,565	383,184	1,627,709	1,747,982
Net losses paid	(342,356)	(389,224)	(434,139)	(442,216)	(354,787)	(1,620,367)	(1,860,555)
Effects of foreign exchange rate changes	213,155	103,908	164,934	55,919	34,654	359,415	292,392
Net liability at end of period	7,437,742	7,098,957	6,975,536	6,815,519	6,795,251	7,098,957	6,732,200
Reinsurance recoverable at end of period	135,629	132,479	134,704	129,440	130,970	132,479	138,585
Gross liability at end of period	$7,573,371	$7,231,436	$7,110,240	$6,944,959	$6,926,221	$7,231,436	$6,870,785
Breakdown of gross liability at end of period:
Case reserves	$3,163,431	$3,062,414	$3,069,483	$2,980,552	$2,901,253	$3,062,414	$2,946,228
Additional case reserves	320,706	306,487	299,365	285,973	292,862	306,487	294,554
Incurred but not reported reserves	4,089,234	3,862,535	3,741,392	3,678,434	3,732,106	3,862,535	3,630,003
Gross liability at end of period	$7,573,371	$7,231,436	$7,110,240	$6,944,959	$6,926,221	$7,231,436	$6,870,785
Breakdown of gross liability at end of period by Non-Life sub-segment:
U.S.	$2,581,781	$2,515,820	$2,455,670	$2,462,931	$2,438,680	$2,515,820	$2,391,868
Global (Non-U.S.) P&C	2,708,713	2,542,278	2,485,459	2,377,972	2,346,986	2,542,278	2,305,683
Global (Non-U.S.) Specialty	2,009,980	1,887,187	1,840,396	1,760,131	1,755,500	1,887,187	1,747,408
Catastrophe	272,897	286,151	328,715	343,925	385,055	286,151	425,826
Gross liability at end of period	$7,573,371	$7,231,436	$7,110,240	$6,944,959	$6,926,221	$7,231,436	$6,870,785
Unrecognized time value of non-life reserves	$1,053	$1,122	$1,171	$1,268	$1,175	$1,122	$1,143
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	73.2%	95.2%	101.1%	108.8%	92.6%	99.6%	106.4%
Non-life paid losses to net premiums earned ratio	44.8%	46.4%	47.7%	59.3%	49.8%	50.5%	58.5%

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,541,687	$1,622,564	$1,494,205	$1,500,249	$1,430,691	$1,430,691	$1,223,871
Reinsurance recoverable at beginning of period	(43,098)	(40,871)	(39,231)	(42,610)	(42,542)	(42,542)	(31,033)
Net liability at beginning of period	1,498,589	1,581,693	1,454,974	1,457,639	1,388,149	1,388,149	1,192,838

Net incurred losses related to:
Current year	116,382	111,099	124,408	115,280	102,311	453,099	375,355
Prior year	5,300	(2,280)	8,501	2,193	(6,761)	1,653	(12,000)
	121,682	108,819	132,909	117,473	95,550	454,752	363,355

Net losses paid	(107,217)	(204,512)	(49,806)	(142,008)	(33,954)	(430,281)	(277,717)

Effects of foreign exchange rate changes	42,935	12,589	43,616	21,870	7,894	85,969	109,673

Net liability at end of period	1,555,989	1,498,589	1,581,693	1,454,974	1,457,639	1,498,589	1,388,149
Reinsurance recoverable at end of period	44,458	43,098	40,871	39,231	42,610	43,098	42,542
Gross liability at end of period	$1,600,447	$1,541,687	$1,622,564	$1,494,205	$1,500,249	$1,541,687	$1,430,691

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006

Prior year net favorable (adverse) reserve development:

Non-Life segment:
U.S.	$15,725	$22,242	$19,407	$17,840	$12,772	$72,261	$1,549
Global (Non-U.S.) P&C	57,550	25,152	12,328	19,546	39,951	96,976	66,318
Global (Non-U.S.) Specialty	32,865	41,708	44,836	56,724	58,862	202,130	208,536
Catastrophe	10,544	6,644	12,216	12,445	11,371	42,676	(24,655)
Total Non-Life net prior year reserve development	$116,684	$95,746	$88,787	$106,555	$122,956	$414,043	$251,748

Life segment	$(5,300)	$2,280	$(8,501)	$(2,193)	$6,761	$(1,653)	$12,000

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars except per share data)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2007	2006
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning common shareholders' equity (1) calculated with net income available to common shareholders	12.7%	21.1%	31.1%	11.8%	19.7%	20.9%	27.8%
Less:
Annualized net realized investment gains (losses), net of tax, on beginning common shareholders' equity (1)	1.0	(2.3)	0.3	(5.3)	0.3	(1.7)	1.8
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders' equity (1)	0.1	(8.1)	(2.8)	0.4	0.4	(2.6)	0.5
Annualized operating return on beginning common shareholders' equity(1)	11.6%	31.5%	33.6%	16.7%	19.0%	25.2%	25.5%

Net income	$129,020	$180,603	$262,921	$105,021	$169,266	$717,812	$749,332
Less:
Net realized investment gains (losses), net of tax	8,936	(18,982)	2,784	(42,775)	2,686	(56,288)	46,459
Interest in earnings (losses) of equity investments, net of tax	1,242	(66,415)	(22,692)	3,214	3,025	(82,867)	11,966
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631	34,525	34,525
Operating earnings available to common shareholders	$110,211	$257,369	$274,198	$135,951	$154,924	$822,442	$656,382

Per diluted share:
Net income	$2.16	$3.04	$4.44	$1.66	$2.76	$11.87	$12.37
Less:
Net realized investment gains (losses), net of tax	0.16	(0.34)	0.05	(0.74)	0.05	(0.98)	0.80
Interest in earnings (losses) of equity investments, net of tax	0.02	(1.17)	(0.39)	0.06	0.05	(1.44)	0.21
Operating earnings	$1.98	$4.55	$4.78	$2.34	$2.66	$14.29	$11.36

(1) Excluding cumulative preferred shares: 2007 and 2006, $520,000

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2008	2007	2007	2007	2007	2006	2005

Reconciliation of GAAP and non-GAAP measures:

Shareholders' equity	$4,472,604	$4,321,557	$4,225,223	$3,937,242	$3,906,944	$3,785,847	$3,092,787
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders' equity	3,952,604	3,801,557	3,705,223	3,417,242	3,386,944	3,265,847	2,572,787

Less:
Net unrealized gains (losses) on fixed income securities, net of tax	139,920	71,958	1,728	(79,079)	(12,632)	(18,694)	4,382

Book value excluding net unrealized gains or losses on fixed income securities, net of tax	$3,812,684	$3,729,599	$3,703,495	$3,496,321	$3,399,576	$3,284,541	$2,568,405

Divided by:
Number of common and common share equivalents outstanding	55,725.7	55,936.4	56,938.8	57,959.6	57,944.3	58,248.8	57,724.1

Equals:
Diluted book value per common and common share equivalents outstanding excluding net unrealized gains or losses on fixed income securities, net of tax	$68.42	$66.68	$65.04	$60.32	$58.67	$56.39	$44.49

PartnerRe Ltd.
Diluted Book Value per Common Share - Treasury stock method (1)
(in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2007	2007	2007	2007

Total shareholders' equity	$4,472,604	$4,321,557	$4,225,223	$3,937,242	$3,906,944
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)
Common shareholders' equity	$3,952,604	$3,801,557	$3,705,223	$3,417,242	$3,386,944

Basic common shares outstanding	54,262.9	54,250.5	55,516.1	56,493.7	56,704.4

Basic book value per common share	$72.84	$70.07	$66.74	$60.49	$59.73

Diluted book value per common share

Common shareholders' equity	$3,952,604	$3,801,557	$3,705,223	$3,417,242	$3,386,944

Basic common shares outstanding	54,262.9	54,250.5	55,516.1	56,493.7	56,704.4
Add: Stock options and other	3,002.5	3,018.5	3,126.2	3,297.4	3,220.2
Add: Restricted stock units	690.5	680.6	679.3	668.8	506.4
Add: Forward sale contract	-	115.4	-	-	-
Less: Stock options and other bought back via treasury method	(2,230.2)	(2,128.6)	(2,382.8)	(2,500.3)	(2,486.7)

Diluted common and common share equivalents outstanding	55,725.7	55,936.4	56,938.8	57,959.6	57,944.3

Diluted book value per common share	$70.93	$67.96	$65.07	$58.96	$58.45

(1) This method assumes that proceeds received upon exercise of options will be used to repurchase the Company's common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company's forward sale contract are also added to determine the diluted common and common share equivalents outstanding.